LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

June 1, 1998

Dear Shareholder:

The J.P. Morgan Institutional Global Strategic Income Fund seeks to exceed the total returns that can be provided by more traditional U.S. fixed-income portfolios by investing in the world's extended fixed-income markets.

In an investment environment made challenging by extreme volatility in global fixed-income markets, the fund performed strongly for the period
November 1, 1997 through April 30, 1998, returning 5.71%. For this six-month reporting period, the fund significantly outperformed both its benchmark, the Lehman Brothers Aggregate Bond Index (which posted a 3.58% return), as well as its competitors, as measured by the Lipper Global Income Funds Average (which returned 4.55%). While U.S. Treasuries dominated fixed-income performance early in the period, the recovery of both the emerging markets debt and high-yield sectors significantly contributed to the fund's outperformance.

The fund's net asset value increased from $10.16 per share as of October 31, 1997, to $10.31 per share by April 30, 1998 after paying approximately $0.40 per share in dividends from ordinary income and $0.03 per share in capital gain distributions. The fund's net assets were $197.6 million and the net assets of the Global Strategic Income Portfolio, in which the fund invests, totaled approximately $201.6 million on April 30, 1998.

The report that follows includes an interview with Mark E. Smith, a member of the portfolio management team responsible for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS



LETTER TO THE SHAREHOLDERS . . . . 1     FUND FACTS AND HIGHLIGHTS. . . . . . . 6

FUND PERFORMANCE . . . . . . . . . 2     FINANCIAL STATEMENTS . . . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . 3


--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                       TOTAL RETURNS                      AVERAGE ANNUAL TOTAL RETURNS
                                                  -----------------------            -----------------------------
                                                  THREE          SIX                 ONE            SINCE
AS OF APRIL 30, 1998                              MONTH          MONTHS              YEAR           INCEPTION*
-------------------------------------------------------------------------            -----------------------------
J.P. Morgan Institutional Global Strategic
   Income Fund                                    2.10%          5.71%               11.53%         12.35%

Lehman Brothers Aggregate Bond Index              0.78%          3.58%               10.92%         11.57%

Lipper Global Income Funds Average                1.89%          4.55%               11.39%         12.44%


AS OF MARCH 31, 1998
-------------------------------------------------------------------------            -----------------------------
J.P. Morgan Institutional Global Strategic
   Income Fund                                    3.13%          3.61%               13.20%         13.20%

Lehman Brothers Aggregate Bond Index              1.54%          4.53%               12.00%         12.00%

Lipper Global Income Funds Average                2.87%          3.22%               12.14%         12.14%



*THE FUND COMMENCED OPERATIONS ON MARCH 17, 1997 AND HAS PROVIDED A TOTAL RETURN OF 10.75% FROM THAT DATE THROUGH APRIL 30, 1998. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM
MARCH 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES BOND MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MARK E. SMITH, managing director, and a member of the portfolio management team for the Global Strategic Income Portfolio, in which the fund invests. Mark joined J.P. Morgan's investment management group after ten years at Allied Signal, Inc., where he was an internal fixed income portfolio manager. For five years, he had similar responsibilities at Armco Inc. Mark is a graduate of Ohio Northern University and earned his MBA at the University of Cincinnati. This interview was conducted on May 7, 1998 and reflects Mark's views on that date.

WHAT WERE SOME OF THE FACTORS INFLUENCING FIXED-INCOME MARKETS OVER THE PAST SIX MONTHS? WHAT WERE THE BEST-PERFORMING SECTORS?

MES: The past six months have been a very volatile period for the extended sectors of the fixed income markets. At the outset, the Asian currency crisis -- which actually began in July of 1997 -- became increasingly intense by the fourth quarter of 1997, expanding from its initial roots in Indonesia to include Malaysia, Thailand, and South Korea. This event raised concerns for all emerging markets debt (EMD) countries. Initially, yield spreads in EMD markets widened significantly. But market reaction did not stop there, as yield spreads were widened in all but the highest quality sectors -- U.S. government debt. This broad spread widening, however, set the stage for turnaround performance from the higher-yielding sectors, as the period proceeded and investor confidence improved for the Asian and other higher-yielding sectors. So after being the weakest sector in the strategy in late 1997, EMD turned around and was the strongest performing sector during the first four months of 1998 as spreads narrowed as investors regained confidence.

The fallout from the Asian crisis also created a significant flight to quality among fixed income investors. This drove up the price (and down the yield) of U.S. government debt. These lower rates had a stimulating marginal impact on U.S. economic activity. The housing market was the beneficiary of the resulting lower mortgage rates and increased demand. GDP growth remained significantly higher than one would expect given the length of this economic cycle. In spite of this strength and a very tight labor market, there has been very little inflationary pressure as measured by the consumer price index (CPI) and producer price index (PPI). While wages have begun to rise, this appears more likely to put pressure on corporate profit margins rather than increase the rate of inflation.

This unusual combination of low inflation, strong economic growth, and an uncertain international environment, however, placed the Federal Reserve in a difficult position with regard to monetary policy. The rate of economic growth suggested a need to raise short-term interest rates to restrain potential inflation pressures. At the same time, inflationary pressures had yet to appear. Further, the crisis in Asia was expected, at the margin, to slow economic activity in the developed economies including the U.S. So the Federal Reserve remained on hold with regard to monetary policy, which helped sustain the positive bond environment throughout the period.

Turning to the international front, other developed economies (such as the European economies), while recovering, were still not particularly strong over the period. And in Japan, there has been no meaningful economic growth for a very long time. Despite fiscal policy efforts, the Japanese economy remains in need of a jump start. This environment leaves little room for rising interest rates within the developed economies.

HOW HAS THE FUND PERFORMED OVER ITS REPORTING PERIOD, GIVEN THE SCENARIO YOU JUST EXPLAINED?

MES: The past six months have been an extraordinary period for the fund: coming off a very weak October, the recovery of the EMD sector had a very positive impact on the fund's performance. In January, however, the fund suffered a slight setback from the underperformance of the mortgage sector. The lower interest rate environment experienced in January led to increased mortgage prepayments, as home owners took the opportunity to refinance mortgage debt at the lowest rates since 1993. The faster rate of prepayment increased investor uncertainty in the mortgage market and forced that sector to underperform.

These lower rates also attracted corporate new issues to increase dramatically. The size of the new issue supply put pressure on corporate yield spreads as demand could not quite keep-up with it. Investor demand in the high yield sector supported by new closed-end mutual funds and cash flow into existing mutual funds has supported the yield spreads in that sector resulting in the high-yield sector being one of the best fixed-income sectors during the period.

The international area also provided a very attractive investment opportunity for the fund. Slow economic growth in Europe and Japan allowed interest rates to decline, and the fund took advantage of that shift.

THERE IS STILL A LOT OF VOLATILITY IN THE EMERGING MARKETS DUE TO THE AFTERMATH OF ASIA'S EVENTS. WILL THAT CONTINUE? DOES THAT MAKE US MORE CAUTIOUS WITH REGARD TO THE PORTFOLIO'S EXPOSURE TO THE EMD SECTOR?

MES: While we expect volatility to continue in the EMD sector, the total return opportunity within the sector continues to be our favorite among the portfolio's sectors. We believe that over the next six to nine months, EMD will likely be the most attractive fixed income opportunity. We want to be invested there. We are, however, concerned with the impact of volatility, and continue to employ a careful bottoms-up analysis regarding each individual security in which the portfolio invests. So to answer your question, yes -- we expect that volatility will continue. However, we don't see this as a deterrent to investing in a sector where we maintain such a positive longer-term outlook.

WHAT IS YOUR OUTLOOK ON THE MARKETS MOVING INTO THE SECOND HALF OF 1998? HOW IS THE PORTFOLIO CURRENTLY ALLOCATED TO REFLECT THIS OUTLOOK?

MES: We strongly believe that the market for yield-oriented sectors will continue to be very attractive over the course of 1998. We don't see any immediate concerns with regard to an end to the current economic cycle, and we expect inflation to remain relatively low. That places a low probability on interest rates moving dramatically from current levels, and that should be a good environment for those segments of the marketplace that have strong income generation -- that is, all the sectors in which the portfolio invests.

We do think that EMD will continue to be volatile: month to month, week to week, we therefore expect to take advantage of that volatility to adjust the portfolio's allocation to that sector. We also maintain a positive outlook on the high-yield sector.

The one tactical sector where we have changed our allocation a couple of times during the six-month period has been the international sector. Initially, the portfolio maintained an underweight to the sector relative to its strategic allocation. After a more settled environment materialized in February and March, and interest rates in the U.S. markets started rising, we increased the portfolio's international allocation. As we entered the end of March, we concluded that relative to the U.S., there were some significant opportunities in the shorter-term European markets, particularly Germany and France. We also made some investments into the Japanese market, resulting from a perspective that while the Japanese market is still in a bit of disarray, we believe yields could further decline as Japan continues to work through its economic issues.

Just as an aside, but a very important one, I might add, our emphasis when we go into the international arena is to try to capture those markets that we believe have the greatest potential relative to the U.S. market. Our ability to successfully shift between fixed income sectors to take advantage of opportunities is what helps generate the fund's excess return. We have actually been very good at that. In fact, the institutional sibling of this mutual fund was recently featured in an April issue of PENSIONS & INVESTMENT, which indicated the strategy has been quite successful in shifting allocations among non-traditional sectors.

So as we position ourselves going forward, we are retaining a sizable allocation to EMD. The other sector that we find favorable is the high-yield sector. We will continue to monitor the economic back-drop so that we can shift the portfolio to a more conservative structure should renewed inflation pressures or accelerating economic growth raise concerns regarding high interest rates. For the near term, we like the higher income portfolio which we have constructed.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed income securities of foreign and domestic issuers. It is designed for investors who seek exposure to high-yielding, international and emerging debt markets in their investment portfolios.The portfolio's benchmark is the Lehman Brothers Aggregate Bond Index.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
03/17/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/98
$197,578,304

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/98
$201,623,342

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's annual expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1998

[CHART]


CORPORATE OBLIGATIONS                   37.2%

SOVEREIGN BONDS                         15.5%

U.S. GOVERNMENT
AGENCY OBLIGATIONS                      12.9%

CMOS AND ASSET-BACKED
SECURITIES                              11.2%

SHORT-TERM HOLDINGS                     10.5%

FOREIGN GOVERNMENT
OBLIGATIONS                              8.8%

PRIVATE PLACEMENT -
REAL ESTATE                              2.5%

U.S. GOVERNMENT TREASURY
OBLIGATIONS                              1.2%

OTHER                                    0.2%


30-DAY SEC YIELD
6.56%

DURATION
4.81 years

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

The fund invests through a master portfolio(another fund with the same objective). The fund invests in below investment-grade debt obligations and foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Global Strategic Income
  Portfolio ("Portfolio"), at value                $190,319,512
Receivable for Shares of Beneficial Interest Sold     8,017,980
Deferred Organization Expenses                           28,149
Receivable for Expense Reimbursements                    20,750
Prepaid Expenses and Other Assets                           329
                                                   ------------
    Total Assets                                    198,386,720
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                       684,327
Payable for Shares of Beneficial Interest
  Redeemed                                               32,000
Shareholder Servicing Fee Payable                        15,287
Organization Expenses Payable                            13,389
Administrative Services Fee Payable                       4,448
Fund Services Fee Payable                                   604
Administration Fee Payable                                  160
Accrued Trustees' Fees and Expenses                          28
Accrued Expenses                                         58,173
                                                   ------------
    Total Liabilities                                   808,416
                                                   ------------
NET ASSETS
Applicable to 19,155,758 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $197,578,304
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.31
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $194,919,447
Distributions in Excess of Net Investment Income       (185,009)
Accumulated Net Realized Gain on Investment and
  Foreign Currency Contracts and Transactions            67,062
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations         2,776,804
                                                   ------------
    Net Assets                                     $197,578,304
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $3,523)                                   $5,744,841
Allocated Portfolio Expenses (Net of
  Reimbursement of $3,687)                                       (456,163)
                                                               ----------
    Net Investment Income Allocated from
      Portfolio                                                 5,288,678
FUND EXPENSES
Shareholder Servicing Fee                          $  72,890
Administrative Services Fee                           21,728
Registration Fees                                     10,600
Transfer Agent Fees                                    8,804
Printing Expenses                                      7,860
Professional Fees                                      6,164
Amortization of Organization Expenses                  3,598
Fund Services Fee                                      2,241
Administration Fee                                     1,765
Trustees' Fees and Expenses                            1,054
Miscellaneous                                          3,742
                                                   ---------
    Total Fund Expenses                              140,446
Less: Reimbursement of Expenses                     (122,805)
                                                   ---------
NET FUND EXPENSES                                                  17,641
                                                               ----------
NET INVESTMENT INCOME                                           5,271,037
NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                  (24,457)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                         2,774,661
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $8,021,241
                                                               ----------
                                                               ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX      FOR THE PERIOD
                                                   MONTHS ENDED     MARCH 17, 1997
                                                    APRIL 30,      (COMMENCEMENT OF
                                                       1998       OPERATIONS) THROUGH
                                                   (UNAUDITED)     OCTOBER 31, 1997
                                                   ------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  5,271,037   $        3,356,481
Net Realized Gain (Loss) on Investment and
  Foreign Currency Contracts and Transactions
  Allocated from Portfolio                              (24,457)             566,692
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Contracts and
  Translations Allocated from Portfolio               2,774,661                2,143
                                                   ------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                      8,021,241            3,925,316
                                                   ------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (5,641,296)          (3,348,786)
Net Realized Gain                                      (297,618)                  --
                                                   ------------   -------------------
    Total Distributions to Shareholders              (5,938,914)          (3,348,786)
                                                   ------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     95,819,876          107,327,482
Reinvestment of Dividends and Distributions           2,129,893            1,054,450
Cost of Shares of Beneficial Interest Redeemed       (7,504,742)          (4,007,512)
                                                   ------------   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                            90,445,027          104,374,420
                                                   ------------   -------------------
    Total Increase in Net Assets                     92,527,354          104,950,950

NET ASSETS
Beginning of Period                                 105,050,950              100,000
                                                   ------------   -------------------
End of Period (including undistributed net
  investment income of $0 and $185,250,
  respectively)                                    $197,578,304   $      105,050,950
                                                   ------------   -------------------
                                                   ------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          FOR THE PERIOD
                                                       FOR THE            MARCH 17, 1997
                                                   SIX MONTHS ENDED      (COMMENCEMENT OF
                                                    APRIL 30, 1998      OPERATIONS) THROUGH
                                                     (UNAUDITED)         OCTOBER 31, 1997
                                                   ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.16      $            10.00
                                                   ----------------     -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.39                    0.46
Net Realized and Unrealized Gain on Investment
  and Foreign Currency Contracts and Transactions             0.19                    0.15
                                                   ----------------     -------------------
Total from Investment Operations                              0.58                    0.61
                                                   ----------------     -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.40)                  (0.45)
Net Realized Gain                                            (0.03)                     --
                                                   ----------------     -------------------
Total Distributions to Shareholders                          (0.43)                  (0.45)
                                                   ----------------     -------------------

NET ASSET VALUE, END OF PERIOD                     $         10.31      $            10.16
                                                   ----------------     -------------------
                                                   ----------------     -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  5.71%(a)                6.15%(a)
Net Assets, End of Period (in thousands)           $       197,578      $          105,051
Ratios to Average Net Assets
  Expenses                                                    0.65%(b)                0.65%(b)
  Net Investment Income                                       7.23%(b)                7.12%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.17%(b)                0.53%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional Global Strategic Income Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on March 17, 1997. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional Global Strategic Income Fund, respectively.

The fund invests all of its investable assets in The Global Strategic Income Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (94% at April 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $36,300. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $1,765.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1998, the fee for these services amounted to $21,728.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.65% of the average daily net assets of the fund through February 28, 1999. For the six months ended April 30, 1998, Morgan has agreed to reimburse the fund $122,805 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 1998, the fee for these services amounted to $72,890.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,241 for the six months ended April 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX      FOR THE PERIOD
                                                   MONTHS ENDED     MARCH 17, 1997
                                                    APRIL 30,      (COMMENCEMENT OF
                                                       1998       OPERATIONS) THROUGH
                                                   (UNAUDITED)     OCTOBER 31, 1997
                                                   ------------   -------------------
Shares sold......................................    9,377,188            10,627,551
Reinvestment of dividends and distributions......      165,953               103,237
Shares redeemed..................................     (726,781)             (391,390)
                                                   ------------   -------------------
Net Increase.....................................    8,816,360            10,339,398
                                                   ------------   -------------------
                                                   ------------   -------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and the portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement will be $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 1998.

The Global Strategic Income Portfolio
Semi-Annual Report April 30, 1998
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Global Strategic Income Fund
Semi-Annual Financial Statements)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (11.9%)
FINANCIAL SERVICES (11.9%)
$     1,750,000  Blackrock Capital Finance L.P., Series
                   1997-C1, Class E, Callable, (144A),
                   8.48% due 10/25/26(s).................     NR/NR      $     1,741,797
      1,984,377  Chase Commercial Mortgage Securities
                   Corp., Subordinated Bond, Series
                   1997-1, Class E, Callable, 7.37% due
                   12/19/07(t)...........................    NR/BBB-           1,971,432
      1,000,000  Chase Commercial Mortgage Securities
                   Corp., Subordinated Bond, Series
                   1997-2, Class E, Callable, 6.60% due
                   12/19/07..............................    NR/BBB-             940,898
        800,000  Citibank Credit Card Master Trust,
                   4.875% due 04/07/07...................    Aaa/AAA             439,789
     21,903,590  CS First Boston Mortgage Securities
                   Corp, Remic: IO, CSTR, Series 1997-2,
                   Class X, Callable, (144A), 1.04% due
                   06/25/20..............................     NR/AAA           1,019,886
        939,978  DLJ Mortgage Acceptance Corp, Series
                   DRRE-1A, (144A), 8.25% due
                   07/25/27(t)...........................     NR/NR              944,091
      2,000,000  First Chicago/Lennar Trust, Series
                   1997-CHL1, Class D, CSTR, Callable,
                   (144A), 8.13% due 05/29/08(t).........     NR/NR            1,998,750
      1,000,000  Green Tree Financial Corp., Subordinated
                   Bond, Series 1997-4, Class B1,
                   Callable, 7.23% due 02/15/29(t).......   Baa1/BBB+            995,469
        511,604  Home Mac Mortgage Securities Corp.,
                   Series 1985-1, secured by GNMA,
                   Pre-refunded, 11.375% due 08/01/15....     NR/NR              534,146
      1,546,721  Merrill Lynch Mortgage Investors, Inc.,
                   Subordinated Bond, CSTR, Series
                   1995-C2, Class E, Callable, 8.25% due
                   06/15/21(t)...........................     Ba3/NR           1,537,054
      2,000,000  Merrill Lynch Mortgage Investors, Inc.,
                   Subordinated Bond, Series 1997-C1,
                   Class F, Callable, 7.12% due
                   06/18/29(s)...........................     NR/BB            1,845,313
      2,000,000  Mid-America Finance, Inc., Series
                   1998-1, Class A, 6.376% due
                   09/01/05(t)...........................     NR/BBB           1,969,063
      1,000,000  Morgan Stanley Capital, Inc.,
                   Subordinated Bond, CSTR, Series
                   1997-RR, Class D, Callable, (144A),
                   7.74% due 04/30/39....................     NR/NR              953,750
      2,000,000  Morgan Stanley Capital, Inc.,
                   Subordinated Bond, Series 1997-C1,
                   Class F, Callable, (144A), 6.85% due
                   02/15/20(t)...........................     Ba2/NR           1,802,500
        435,000  Morgan Stanley Capital, Inc.,
                   Subordinated Bond, Series 1997-HF1,
                   Class F, Callable, (144A), 6.86% due
                   02/15/10..............................     NR/NR              396,122
      1,570,000  Morgan Stanley Capital, Inc.,
                   Subordinated Bond, Series 1997-HF1,
                   Class G, Callable, (144A), 6.86% due
                   05/15/11(t)...........................     NR/NR            1,336,463
      1,000,000  Morgan Stanley Capital, Inc.,
                   Subordinated Bond, Series 1997-XL1,
                   Class G, Callable, (144A), 7.70% due
                   10/03/30..............................     Ba3/BB             980,937
      1,000,000  Mortgage Capital Funding, Inc.,
                   Subordinated Bond, Series 1997-MC2,
                   Class E, Callable, 7.21% due
                   11/20/27(t)...........................    Baa3/NR             978,281
        250,000  Niantic Bay Fuel Trust, Secured Notes,
                   9.02% due 06/05/98....................     NR/NR              248,125
        316,202  Salomon Brothers Mortgage Securities V,
                   Inc., Series 1985-1, secured by GNMA,
                   Pre-refunded, 12.00% due 04/01/15.....     NR/NR              329,146
        185,356  Salomon Brothers Mortgage Securities V,
                   Inc., Series 1985-2, secured by GNMA,
                   Pre-refunded, 12.00% due 05/01/15.....     NR/NR              189,758
        904,196  Structured Asset Securities Corp.,
                   Subordinated Bond, Series 1997-C1,
                   Class E, Callable, FRB, (144A), 6.56%
                   due 08/25/00(t).......................     NR/NR              903,913
                                                                         ---------------
                                                                              24,056,683
                                                                         ---------------
                     TOTAL COLLATERALIZED MORTGAGE
                       OBLIGATIONS AND ASSET BACKED
                       SECURITIES (COST $23,632,672).....                     24,056,683
                                                                         ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
CONVERTIBLE BONDS (0.4%)
BANKING (0.3%)
$       500,000  Banamex S.A., Callable 07/15/00, (144A),
                   11.00% due 07/15/03...................     Ba2/B+     $       527,500
                                                                         ---------------

RETAIL (0.1%)
        150,000  Corporate Express, Inc., Callable
                   07/01/99, 4.50% due 07/01/00..........      B3/B              136,312
                                                                         ---------------
                     TOTAL CONVERTIBLE BONDS (COST
                       $657,180).........................                        663,812
                                                                         ---------------

CORPORATE OBLIGATIONS (32.4%)
AEROSPACE (0.3%)
        500,000  Northrop Grumman Corp., Callable
                   10/15/04, 9.375% due 10/15/24(s)......   Baa3/BBB-            588,865
                                                                         ---------------

APPARELS & TEXTILES (1.4%)
        550,000  Fruit of the Loom, Inc., 7.875% due
                   10/15/99..............................    Ba1/BBB-            556,930
        750,000  LD Fashions Holdings Corp., 7.13% due
                   03/31/05(f)...........................     NR/NR              764,932
        800,000  Pillowtex Corp., Series B, Callable
                   12/15/02, 9.00% due 12/15/07..........     B2/B+              827,000
        400,000  WestPoint Stevens, Inc., Callable
                   12/15/98, 8.75% due 12/15/01(s).......    Ba3/BB-             433,500
        200,000  Westpoint Stevens, Inc., Callable
                   12/15/98, 9.375% due 12/15/05.........     B2/BB-             217,500
                                                                         ---------------
                                                                               2,799,862
                                                                         ---------------

AUTOMOTIVE SUPPLIES (0.5%)
        300,000  Exide Corp., Callable 04/15/00, 10.00%
                   due 04/15/05..........................     B1/NR              315,000
        200,000  Hayes Lemmerz International, Inc.,
                   Callable 07/15/01, 11.00% due
                   07/15/06..............................      B2/B              226,500
        400,000  Hayes Lemmerz International, Inc.,
                   Series B, Callable 07/15/02, 9.125%
                   due 07/15/07..........................      B3/B              418,000
                                                                         ---------------
                                                                                 959,500
                                                                         ---------------

BANKING (0.3%)
        500,000  Mellon Capital I, Series A, Callable
                   12/01/06, 7.72% due 12/01/26(s).......    A2/BBB+             520,060
                                                                         ---------------

BROADCASTING & PUBLISHING (1.9%)
        700,000  Capstar Broadcasting Partners, Callable
                   07/01/02, 9.25% due 07/01/07..........     B2/B-              733,250
        200,000  Chancellor Media Corp., Callable
                   12/15/02, (144A), 8.125% due
                   12/15/07..............................     Ba3/NR             200,250
        400,000  Chancellor Media Corp., Series B,
                   Callable 06/15/02, 8.75% due
                   06/15/07..............................     Ba3/B              416,000
        700,000  Fox Kids Worldwide, Inc., Callable
                   11/01/02, (144A), 9.25% due
                   11/01/07..............................      B1/B              691,250
        500,000  Lenfest Communications, Inc., 10.50% due
                   06/15/06..............................     B2/BB-             570,000
        500,000  Lenfest Communications, Inc., (144A),
                   7.625% due 02/15/08...................    Ba3/BB+             498,750
        700,000  TCI Communications Inc., 7.875% due
                   02/15/26..............................    Ba1/BBB-            761,726
                                                                         ---------------
                                                                               3,871,226
                                                                         ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
BUSINESS & PUBLIC SERVICES (0.4%)
$       800,000  Rural/Metro Corp., Callable 03/15/03,
                   (144A), 7.875% due 03/15/08...........    Ba2/BB-     $       798,000
                                                                         ---------------

CHEMICALS (0.4%)
        750,000  Cytec Industries, Inc., Callable, 6.50%
                   due 03/15/03(s).......................    Baa2/BBB            744,660
                                                                         ---------------

COMPUTER SOFTWARE (0.3%)
        500,000  PSINet Inc., Callable 02/15/02, (144A),
                   10.00% due 02/15/05...................     B3/B-              513,750
                                                                         ---------------

COMPUTER SYSTEMS (0.3%)
        500,000  International Business Machines Corp.,
                   6.22% due 08/01/27(s).................     A1/A+              506,725
                                                                         ---------------

DIVERSIFIED MANUFACTURING (0.6%)
        700,000  American Standards Companies, Inc.,
                   7.375% due 04/15/05...................    Ba3/BB-             690,375
        500,000  K&F Industries, Inc., Series B, Callable
                   10/15/02, 9.25% due 10/15/07..........     B3/B-              518,750
                                                                         ---------------
                                                                               1,209,125
                                                                         ---------------

ELECTRIC (0.7%)
        600,000  Connecticut Light & Power Co., Series C,
                   Callable, 7.75% due 06/01/02(s).......     NR/BB+             610,128
        800,000  Texas Utilities Co., 6.25% due
                   10/01/04(t)...........................   Baa1/BBB+            797,936
                                                                         ---------------
                                                                               1,408,064
                                                                         ---------------

ELECTRONICS (0.4%)
        400,000  Coltec Industries, Inc., Callable,
                   (144A), 7.50% due 04/15/08............     Ba2/BB             399,000
        119,290  LG Electronics Inc./Zenith Electronics
                   Corp. (Mexican Tranche), 9.09% due
                   04/02/07(f)...........................     NR/NR              108,731
        368,707  LG Electronics Inc./Zenith Electronics
                   Corp. (U.S. Tranche), 9.06% due
                   04/02/07(f)...........................     NR/NR              338,049
                                                                         ---------------
                                                                                 845,780
                                                                         ---------------

ENTERTAINMENT, LEISURE & MEDIA (3.5%)
        200,000  CSC Holdings, Inc., 7.875% due
                   12/15/07(s)...........................    Ba2/BB+             205,096
        500,000  CSC Holdings, Inc., Callable 05/15/16,
                   10.50% due 05/15/16(s)................     B1/BB-             585,625
      1,000,000  Falcon Holding Group L.P., Callable
                   04/15/03, (144A), 8.375% due
                   04/15/10..............................      B2/B              990,000
        500,000  Fox/Liberty Networks LLC, Callable
                   08/15/02, 8.875% due 08/15/07.........      B1/B              511,250
        175,000  Jacor Communications Co., Callable
                   12/15/01, 9.75% due 12/15/06..........      B2/B              190,312
        400,000  Jacor Communications Co., Series B,
                   Callable 06/15/02, 8.75% due
                   06/15/07..............................      B2/B              417,000
        600,000  Lamar Advertising Co., Callable
                   09/15/02, 8.625% due 09/15/07.........      B1/B              609,000
        200,000  News America Holdings, Inc., 7.70% due
                   10/30/25..............................   Baa3/BBB-            208,928

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
ENTERTAINMENT, LEISURE & MEDIA (CONTINUED)
$     1,000,000  News America Holdings, Inc., 7.75% due
                   01/20/24..............................    Baa3/BBB    $     1,052,820
        400,000  Outdoor Systems, Inc., Callable
                   06/15/02, 8.875% due 06/15/07.........      B1/B              414,000
        800,000  Premier Parks, Inc., Callable 04/01/03,
                   10.00% due 04/01/08 (v)...............     B3/B-              510,000
        500,000  Time Warner Entertainment Co. LP, 8.375%
                   due 07/15/33..........................   Baa3/BBB-            574,925
        500,000  Time Warner, Inc., 7.57% due
                   02/01/24(s)...........................    Ba1/BBB-            527,495
        200,000  Time Warner, Inc., 9.15% due 02/01/23...    Ba1/BBB-            244,750
                                                                         ---------------
                                                                               7,041,201
                                                                         ---------------

FINANCIAL SERVICES (3.7%)
        250,000  BankBoston Capital Trust II, Series B,
                   Callable 12/15/06, 7.75% due
                   12/15/26..............................     A2/BBB             259,690
        500,000  Dominion Resources Capital Trust 1,
                   Callable 12/01/07, (144A), 7.83% due
                   12/01/27..............................   Baa1/BBB+            505,065
        800,000  FCB/NC Capital Trust 1, Callable
                   03/01/08, (144A), 8.05% due
                   03/01/28..............................    Baa3/BB+            808,680
        500,000  First Union Institutional Capital I,
                   Callable 12/01/06, 8.04% due
                   12/01/26(s)...........................    A1/BBB+             534,645
        500,000  ICI Investments, Series E, MTN, 6.75%
                   due 08/07/02(s).......................    Baa1/A-             506,595
      1,200,000  K N Capital Trust 1, Series B, Callable
                   04/15/07, 8.56% due 04/15/27..........    baa3/BB+          1,346,364
        500,000  Phillips 66 Capital Trust II, Callable
                   01/15/07, 8.00% due 01/15/37..........   Baa1/BBB+            520,280
        750,000  Provident Companies, Inc., 7.405% due
                   03/15/38..............................     A3/BBB             749,460
        300,000  Sun Healthcare Group, Inc., 9.375% due
                   05/01/08..............................     B2/B-              301,500
        700,000  Sun World International, Inc., Series B,
                   Callable 04/15/01, 11.25% due
                   04/15/04..............................      B2/B              750,750
        500,000  Termoemcali Funding Corp., Callable
                   06/15/07, Sinking Fund, (144A),
                   10.125% due 12/15/14(t)...............    NR/BBB-             511,700
        560,000  US West Capital Funding Inc., 7.30% due
                   01/15/07..............................   Baa1/BBB+            595,577
                                                                         ---------------
                                                                               7,390,306
                                                                         ---------------

FOOD, BEVERAGES & TOBACCO (0.6%)
        600,000  Nash-Finch Co., Callable 05/01/03,
                   (144A), 8.50% due 05/01/08............     B1/BB+             594,000
        700,000  Smithfield Foods, Inc., (144A), 7.625%
                   due 02/15/08..........................    Ba3/BB+             691,250
                                                                         ---------------
                                                                               1,285,250
                                                                         ---------------

HEALTH SERVICES (1.4%)
        500,000  Genesis Health Ventures, Inc., Callable
                   06/15/00, 9.75% due 06/15/05..........     B2/B-              522,500
        200,000  Genesis Health Ventures, Inc., Callable
                   10/01/01, 9.25% due 10/01/06..........     B2/B-              206,000
        700,000  Mariner Health Group, Inc., Series B,
                   Callable 04/01/01, 9.50% due
                   04/01/06..............................      B2/B              731,500
        500,000  Pharmerica, Inc., Callable 04/01/03,
                   (144A), 8.375% due 04/01/08...........      B2/B              498,750

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
HEALTH SERVICES (CONTINUED)
$       495,000  Tenet Healthcare Corp., 8.00% due
                   01/15/05..............................    Ba1/BB+     $       507,301
        250,000  Tenet Healthcare Corp., Callable
                   01/15/02, 8.625% due 01/15/07.........     Ba3/B+             259,360
                                                                         ---------------
                                                                               2,725,411
                                                                         ---------------

MACHINERY (0.2%)
        500,000  Ingersoll-Rand Co., 6.391% due
                   11/15/27..............................     A3/A-              506,205
                                                                         ---------------

MANUFACTURING (0.1%)
        200,000  Wheeling-Pittsburgh Corp., Callable
                   11/15/02, (144A), 9.25% due 11/15/07..     B2/BB-             204,000
                                                                         ---------------

MEDICAL SUPPLIES (0.7%)
      1,000,000  Beckman Instruments, Inc., (144A), 7.45%
                   due 03/04/08..........................    Ba1/BB+           1,002,180
        500,000  Sunrise Medical, Inc., 7.09% due
                   10/28/04(f)...........................     NR/NR              507,220
                                                                         ---------------
                                                                               1,509,400
                                                                         ---------------

MERCHANDISING (0.3%)
        700,000  Tricon Global Restaurants, Callable,
                   7.45% due 05/15/05....................     Ba1/BB             698,768
                                                                         ---------------

METALS & MINING (0.7%)
        600,000  Ryerson Tull, Inc., Callable, 8.50% due
                   07/15/01..............................     Ba1/BB             624,000
        100,000  Ryerson Tull, Inc., Callable, 9.125% due
                   07/15/06..............................     Ba1/BB             108,000
        200,000  WHX Corp., Callable 04/15/02, (144A),
                   10.50% due 04/15/05...................      B3/B              204,000
        500,000  Wyman-Gordon Co., Callable 12/15/02,
                   8.00% due 12/15/07....................     Ba2/BB             506,030
                                                                         ---------------
                                                                               1,442,030
                                                                         ---------------

NATURAL GAS (0.7%)
        300,000  Ferrellgas Partners, L.P., Series B,
                   Callable 06/15/01, (144A), 9.375% due
                   06/15/06..............................     B1/B+              319,875
        500,000  Lasmo (USA) Inc., 7.50% due
                   06/30/06(s)...........................    Baa2/BBB            529,620
        500,000  Ras Laffan Liquefied Natural Gas,
                   (144A), 8.294% due 03/15/14...........   Baa2/BBB+            519,070
                                                                         ---------------
                                                                               1,368,565
                                                                         ---------------

OIL-PRODUCTION (1.2%)
        700,000  Lomak Petroleum Inc., Callable 01/15/02,
                   8.75% due 01/15/07....................      B1/B              714,000
        500,000  Nuevo Energy Co., Callable 04/15/01,
                   9.50% due 04/15/06....................     B1/B+              528,750
        500,000  Ocean Energy, Inc., Series B, Callable
                   07/15/02, 8.875% due 07/15/07(s)......     B3/BB-             525,000
        700,000  Plains Resources Inc., Series B,
                   Callable 03/15/01, 10.25% due
                   03/15/06..............................      B2/B              754,250
                                                                         ---------------
                                                                               2,522,000
                                                                         ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
OIL-SERVICES (0.8%)
$       500,000  Enterprise Oil PLC, 6.70% due
                   09/15/07(t)...........................     A3/A-      $       503,185
        600,000  Newpark Resources, Inc., Series B,
                   Callable 12/15/02, 8.625% due
                   12/15/07..............................     B2/B+              607,500
        500,000  Oil Purchase Co., Sinking Fund, (144A),
                   7.10% due 04/30/02....................    Baa3/BBB            501,250
                                                                         ---------------
                                                                               1,611,935
                                                                         ---------------

PACKAGING & CONTAINERS (0.6%)
        400,000  Riverwood International Corp., Callable
                   08/01/02, 10.625% due 08/01/07........     NR/B-              422,000
        100,000  Stone Container Corp., Callable
                   02/01/99, 9.875% due 02/01/01.........      B2/B              102,875
        100,000  Stone Container Corp., Callable
                   10/01/99, 10.75% due 10/01/02.........     B1/B+              106,500
        500,000  Stone Container Corp., Series B,
                   Callable 12/05/97, 12.25% due
                   04/01/02..............................     B3/B-              515,625
                                                                         ---------------
                                                                               1,147,000
                                                                         ---------------

POLLUTION CONTROL (0.3%)
        500,000  Allied Waste Industries, Inc., Callable
                   12/01/01, 0.00% due 06/01/07(s)(v)....     NR/NR              366,250
        200,000  Allied Waste North America, Inc.,
                   Callable 12/01/01, 10.25% due
                   12/01/06..............................     B2/B+              221,750
                                                                         ---------------
                                                                                 588,000
                                                                         ---------------

RAILROADS (0.4%)
        750,000  Union Pacific Corp., 6.625% due
                   02/01/08..............................    Baa3/BBB            740,880
                                                                         ---------------

REAL ESTATE (1.0%)
      1,000,000  Crescent Real Estate Equities Co.,
                   (144A), 7.125% due 09/15/07(t)........    Baa3/NR             984,980
      1,000,000  Weeks Realty LP, Callable, 6.875% due
                   03/15/06..............................    Baa2/BBB            993,120
                                                                         ---------------
                                                                               1,978,100
                                                                         ---------------

REAL ESTATE INVESTMENT TRUSTS (1.7%)
      1,000,000  CarrAmerica Realty Corp., Callable,
                   7.375% due 07/01/07...................    Baa3/BBB          1,017,660
        500,000  Health Care Property Investors, Inc.,
                   6.50% due 02/15/06....................   Baa1/BBB+            491,510
      1,000,000  Health Care REIT, Inc., Callable, 7.625%
                   due 03/15/08..........................    Ba1/BBB-            997,690
      1,000,000  Price Development Co. LP, 7.29% due
                   03/11/08(t)...........................   Baa2/BBB-          1,004,330
                                                                         ---------------
                                                                               3,511,190
                                                                         ---------------

RETAIL (1.7%)
        488,201  Circuit City Stores, Inc., (144A), 7.96%
                   due 12/01/18(f).......................     NR/NR              476,313
      1,000,000  Corning Consumer Products Co, Callable
                   05/01/03, (144A), 9.625% due
                   05/01/08..............................      B3/B              997,130
      1,000,000  Fred Meyer, Inc., Callable, 7.45% due
                   03/01/08(s)...........................    Ba2/BB+             997,500

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
RETAIL (CONTINUED)
$       275,000  Nine West Group, Inc. (144A), 8.375% due
                   08/15/05..............................     Ba2/BB     $       268,812
        600,000  Proffitt's, Inc., Series B, 8.125% due
                   05/15/04..............................     Ba2/BB             615,750
                                                                         ---------------
                                                                               3,355,505
                                                                         ---------------

TELECOMMUNICATIONS (1.9%)
        200,000  Intermedia Communications, Inc., Series
                   B, Callable 01/15/03, 8.50% due
                   01/15/08..............................      B2/B              203,500
        300,000  Intermedia Communications, Inc., Series
                   B, Callable 11/01/02, 8.875% due
                   11/01/07..............................      B2/B              309,750
        300,000  ITC Deltacom, Inc., Callable 03/01/03,
                   (144A), 8.875% due 03/01/08...........      B2/B              315,000
        500,000  Level 3 Communications, Inc., Callable
                   05/01/03, (144A), 9.125% due
                   05/01/08..............................      B3/B              495,000
        250,000  McLeodUSA, Inc., Callable 03/15/03,
                   (144A), 8.375% due 03/15/08...........     B2/B+              253,750
        250,000  McLeodUSA, Inc., Callable 07/15/02,
                   9.25% due 07/15/07....................     B2/B+              265,625
        100,000  NEXTLINK Communications, Inc., Callable
                   04/15/01, 12.50% due 04/15/06.........      B3/B              115,500
        500,000  NEXTLINK Communications, Inc., Callable
                   04/15/03, (144A), 0.00% due
                   04/15/08(v)...........................     B3/NR              313,750
        575,000  NTL, Inc., Callable 04/01/03, (144A),
                   9.75% due 04/01/08....................     B3/B-              364,406
        325,000  Qwest Communications International,
                   Inc., Callable 10/15/02, 0.00% due
                   10/15/07(v)...........................     B2/B+              231,969
        350,000  Qwest Communications International,
                   Inc., Series B, Callable 04/01/02,
                   10.875% due 04/01/07..................     B2/B+              406,875
        400,000  RCN Corp., Callable 02/15/03, (144A),
                   0.00% due 02/15/08(v).................     B3/NR              250,500
        250,000  RCN Corp., Callable 10/15/02, 10.00% due
                   10/15/07..............................     B3/NR              265,000
                                                                         ---------------
                                                                               3,790,625
                                                                         ---------------
TELEPHONE (0.7%)
        800,000  Century Telephone Enterprises, Inc.,
                   Series F, Callable, 6.30% due
                   01/15/08(s)...........................   Baa1/BBB+            787,656
        650,000  Flag Limited, Callable 01/30/03, (144A),
                   8.25% due 01/30/08(s).................     Ba3/B+             663,000
                                                                         ---------------
                                                                               1,450,656
                                                                         ---------------
TEXTILES (0.9%)
        800,000  Collins & Aikman Products Co., Callable
                   04/15/01, 11.50% due 04/15/06.........      B3/B              900,000
        800,000  Polymer Group, Inc., Series B, Callable
                   07/01/02, 9.00% due 07/01/07..........      B2/B              826,000
                                                                         ---------------
                                                                               1,726,000
                                                                         ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
TRANSPORTATION (0.7%)
$       500,000  Atlantic Express Transportation Corp.,
                   Callable 02/01/01, 10.75% due
                   02/01/04(s)...........................      B2/B      $       534,375
        500,000  CSX Corp., 6.95% due 05/01/27(s)........    Baa2/BBB            511,650
        325,000  Enterprise Rent-a-Car USA Finance Co.,
                   MTN, (144A), 9.125% due 12/15/04......    Baa2/NR             370,718
                                                                         ---------------
                                                                               1,416,743
                                                                         ---------------
UTILITIES (1.1%)
      1,000,000  Calpine Corp., (144A), 7.875% due
                   04/01/08(s)...........................    Ba2/BB-             995,000
        250,000  Great Lake Gas Transmission, 6.73% due
                   03/25/18(f)...........................     NR/NR              248,200
        250,000  Great Lake Gas Transmission, Commitment,
                   6.72% due 03/25/18(f).................     NR/NR              248,010
        750,000  Kincaid Generation LLC, Sinking Fund,
                   (144A), 7.33% due 06/15/20............   Baa3/BBB-            752,550
                                                                         ---------------
                                                                               2,243,760
                                                                         ---------------
                     TOTAL CORPORATE OBLIGATIONS (COST
                       $63,953,684)......................                     65,019,147
                                                                         ---------------

FOREIGN CORPORATE OBLIGATIONS (7.4%)
AUSTRALIA (0.2%)
BANKING
        500,000  National Australia Bank Ltd., 6.60% due
                   12/10/07..............................     A1/AA-             505,080
                                                                         ---------------

CANADA (3.1%)
FINANCIAL SERVICES
        750,000  McKesson Finance of Canada, (144A),
                   6.55% due 11/01/02(s).................      A3/A              755,055

FOOD, BEVERAGES & TOBACCO
        400,000  Cott Corp., Callable 07/01/00, 8.50% due
                   05/01/07..............................     Ba3/B+             411,000

FOREST PRODUCTS & PAPER
        500,000  Canadian Pacific Forest Products Ltd.,
                   9.25% due 06/15/02....................    Baa3/NR             535,330

OIL PRODUCTION
        800,000  Gulf Canada Resources Ltd., 8.25% due
                   03/15/17..............................    Ba1/BB+             849,536

TELECOMMUNICATIONS
        565,000  Clearnet Communications, Inc., Callable
                   12/15/00, 0.00% due 12/15/05(v).......     B3/NR              472,481
        610,000  Microcell Telecommunications, Inc.,
                   Series B, Callable 12/01/01, 0.00% due
                   06/01/06 (v)..........................     B3/NR              457,500
        700,000  Rogers Cablesystems Ltd., Callable
                   12/01/02, 10.00% due 12/01/07.........    Ba3/BB+             775,250
        250,000  Rogers Cantel, Inc., Callable 10/01/02,
                   8.30% due 10/01/07....................    Ba3/BB+             242,813

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
TELEPHONE
$       600,000  Call-Net Enterprises, Inc., Callable
                   08/15/02, 0.00% due 08/15/07..........     B1/BB-     $       424,500

TRANSPORT & SERVICES
        500,000  Laidlaw, Inc., 6.72% due 10/01/27(s)....   Baa3/BBB+            522,470
        700,000  Teekay Shipping Corp., Sinking Fund,
                   8.32% due 02/01/08....................     Ba2/BB             725,375
                                                                         ---------------
                                                                               6,171,310
                                                                         ---------------

CHILE (0.1%)
FOREST PRODUCTS & PAPER
        270,000  Celulosa Arauco y Constitution SA, 7.00%
                   due 12/15/07..........................   Baa2/BBB+            262,861
                                                                         ---------------

GERMANY (0.2%)
TELECOMMUNICATION EQUIPMENT
        800,000  Telstra Corp. Ltd., Series EMTN, 5.125%
                   due 04/30/08..........................     Aa2/AA             440,155
                                                                         ---------------

MEXICO (1.2%)
BANKING
      1,250,000  Banco Nacional de Comercio Exterior SNC,
                   7.25% due 02/02/04....................     Ba2/BB           1,185,625

METALS & MINING
        750,000  Industrias Penoles, S.A. de C.V., 8.39%
                   due 06/25/12(f).......................     NR/NR              759,690

PACKAGING & CONTAINERS
        500,000  Copamex Industrias S.A. de C.V., Series
                   B, Callable 04/30/02, 11.375% due
                   04/30/04(t)...........................     NR/NR              545,000
                                                                         ---------------
                                                                               2,490,315
                                                                         ---------------

PANAMA (0.3%)
BANKING
        500,000  Banco Latinoamericano de Exportaciones,
                   S.A., (144A), 7.20% due 05/15/02(s)...    Baa2/BBB            507,255
                                                                         ---------------

PHILIPPINES (0.2%)
UTILITIES
        390,000  Ce Casecnan Water & Energy, Inc.,
                   Callable, (144A), 11.95% due
                   11/15/10(s)...........................     Ba2/BB             419,652
                                                                         ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
RUSSIA (0.1%)
TELEPHONE
$       200,000  AO Rostelecom Loan Participation, FRN,
                   9.094% due 02/15/00(s)(v).............     NR/NR      $       192,500
                                                                         ---------------

SOUTH KOREA (0.7%)
BANKING
        295,000  Korea Development Bank, 6.75% due
                   12/01/05..............................    Ba1/BB+             257,323
      1,300,000  Korea Development Bank, 7.25% due
                   05/15/06..............................    Ba1/BB+           1,172,028
                                                                         ---------------
                                                                               1,429,351
                                                                         ---------------

SWEDEN (0.4%)
TRANSPORT & SERVICES
        800,000  Stena AB, Callable 06/15/02, 8.75% due
                   06/15/07..............................    Ba2/BB-             825,000
                                                                         ---------------

THAILAND (0.3%)
BANKING
        750,000  Bangkok Bank Public Co. Ltd., (144A),
                   7.25% due 09/15/05....................    A3/BBB+             662,243
                                                                         ---------------

TURKEY (0.2%)
FINANCIAL SERVICES
        500,000  Sultan Ltd., 8.75% due 06/11/99(v)......     NR/NR              493,800
                                                                         ---------------

UNITED KINGDOM (0.4%)
TELECOMMUNICATIONS
        485,000  Ionica PLC, Callable 5/01/02, 0.00% due
                   05/01/07(v)...........................     NR/NR              223,100
        100,000  Ionica PLC, Callable 8/15/01, 13.50% due
                   08/15/06(s)...........................     NR/NR               87,000

WATER
        500,000  Anglian Water PLC, Series B, 6.48% due
                   01/12/13(f)...........................     NR/NR              491,580
                                                                         ---------------
                                                                                 801,680
                                                                         ---------------
                     TOTAL FOREIGN CORPORATE OBLIGATIONS
                       (COST $15,080,535)................                     15,201,202
                                                                         ---------------

GOVERNMENT OBLIGATIONS (9.3%)
AUSTRALIA (0.7%)
  AUD 1,750,000  Government of Australia, Series 302,
                   9.75% due 03/15/02....................     NR/AAA           1,314,869
                                                                         ---------------

CANADA (0.1%)
  CAD   290,000  Government of Canada, 7.00% due
                   12/01/06..............................    Aa1/AAA             225,274
                                                                         ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
DENMARK (0.3%)
  DKK 3,900,000  Kingdom of Denmark, 8.00% due
                   03/15/06..............................    Aaa/AAA     $       671,012
                                                                         ---------------

FRANCE (3.2%)
GOVERNMENT OF FRANCE
 FRF 16,000,000  4.00% due 01/12/00......................     NR/NR            2,651,883
 FRF  8,940,000  5.50% due 10/12/01......................     Aaa/NR           1,532,101
 FRF  2,480,000  6.00% due 10/25/25......................     Aaa/NR             437,582
 FRF  9,750,000  7.50% due 04/25/05......................     Aaa/NR           1,870,039
                                                                         ---------------
                                                                               6,491,605
                                                                         ---------------

GERMANY (2.9%)
FEDERAL REPUBLIC OF GERMANY
  DEM 3,900,000  Series 115, 5.875% due 05/15/00.........     Aaa/NR           2,241,334
  DEM 2,810,000  Series 93, 6.75% due 04/22/03...........     Aaa/NR           1,708,394
  DEM 3,209,000  Series 94, 6.25% due 01/04/24...........     Aaa/NR           1,949,186
                                                                         ---------------
                                                                               5,898,914
                                                                         ---------------

JAPAN (1.7%)
GOVERNMENT OF JAPAN
JPY 230,900,000  Series 187, Callable, 3.30% due
                   06/20/06..............................     Aaa/NR           1,972,252
JPY 188,250,000  Series 200, Callable, 2.00% due
                   12/20/07..............................     Aaa/NR           1,459,354
                                                                         ---------------
                                                                               3,431,606
                                                                         ---------------

SWITZERLAND (0.1%)
  CHF   372,000  Government of Switzerland, 4.50% due
                   06/10/07..............................     NR/NR              275,663
                                                                         ---------------

UNITED KINGDOM (0.3%)
 GBP    292,000  Treasury Gilt, 8.50% due 12/07/05.......     Aaa/NR             564,662
                                                                         ---------------
                     TOTAL GOVERNMENT OBLIGATIONS (COST
                       $18,921,443)......................                     18,873,605
                                                                         ---------------

PRIVATE PLACEMENT (2.7%)
REAL ESTATE (2.7%)
        920,889  1601 SE 8th Ave., Crystal River,
                   Florida, Crystal River Mobile Home
                   Park, Pre-refunded, 8.75% due
                   11/01/02(f)...........................     NR/NR              964,364
        499,000  31-33 Mercer Street (Ist Mortgage
                   Agreement on Cooperative Building in
                   New York City), 7.49% due
                   04/01/23(f)...........................     NR/NR              520,462
        639,231  3512 Oxford Avenue (1st Mortgage
                   Agreement on Cooperative Building in
                   Riverdale, New York), 8.45% due
                   06/01/17(f)...........................     NR/NR              710,282

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
REAL ESTATE (CONTINUED)
$       639,296  3810 Greystone Avenue (1st Mortgage
                   Agreement on Cooperative Building in
                   Riverdale, New York), 8.50% due
                   06/01/17(f)...........................     NR/NR      $       704,946
        818,158  421 West 57th Street (1st Mortgage
                   Agreement on Cooperative Building in
                   New York City), 8.98% due
                   07/01/22(f)...........................     NR/NR              944,114
      1,495,086  Walgreen-Dal, 7.625% due
                   11/15/13(f)(t)........................     NR/NR            1,563,082
                                                                         ---------------
                                                                               5,407,250
                                                                         ---------------
                     TOTAL PRIVATE PLACEMENT (COST
                       $4,980,643).......................                      5,407,250
                                                                         ---------------

SOVEREIGN BONDS (16.4%)
ARGENTINA (4.5%)
      2,192,786  Republic of Argentina - Bocon, Series
                   PRE1, Callable 06/04/98, 3.06% due
                   04/01/01(v)...........................    Ba3/BBB-          2,124,781
      5,044,500  Republic of Argentina Bearer, FRB,
                   Callable 09/30/98, Sinking Fund,
                   6.625% due 03/31/05(v)................     Ba3/BB           4,628,329
      1,300,000  Republic of Argentina Global Bonds,
                   9.75% due 09/19/27(s).................     Ba3/BB           1,254,500
      1,000,000  Republic of Argentina Global Bonds,
                   Series BGL5, 11.375% due 01/30/17.....     Ba3/BB           1,106,500
                                                                         ---------------
                                                                               9,114,110
                                                                         ---------------

BRAZIL (4.5%)
      1,000,000  Republic of Brazil Bearer DCB, Series L,
                   Callable 10/15/98, Sinking Fund,
                   6.688% due 04/15/12(v)................     B1BB-              792,500
      1,212,420  Republic of Brazil C Bonds, Callable
                   10/15/98, Sinking Fund, 8.00% due
                   04/15/14(v)...........................     B1/BB-           1,002,526
        271,600  Republic of Brazil EI Bonds, Series L,
                   Callable 10/15/98, Sinking Fund,
                   6.625% due 04/15/06(v)................     B1/BB-             242,403
      2,230,967  Republic of Brazil MYDFA Trust
                   Certificates, Series REGS, Sinking
                   Fund, 6.563% due 09/15/07(s)(v).......     NR/NR            1,952,096
      4,250,000  Republic of Brazil NMB-1994L Bearer,
                   Callable 10/15/98, Sinking Fund,
                   6.688% due 04/15/09(v)................     B1/BB-           3,580,625
      1,000,000  Republic of Brazil, Series 15-U,
                   Callable 10/15/98, 6.688% due
                   04/15/09(v)...........................     B1/BB-             780,000
      1,000,000  Republic of Brazil, Series 30-U, 5.25%
                   due 04/15/24(v).......................     B1/NR              746,200
                                                                         ---------------
                                                                               9,096,350
                                                                         ---------------

BULGARIA (0.5%)
        550,000  Republic of Bulgaria FLIRB, Series A,
                   Global Bearer, Callable 07/28/98,
                   Sinking Fund, 2.25% due 07/28/12(v)...     B2/NR              368,500
        430,000  Republic of Bulgaria PDI, FRB, Callable
                   07/28/98, Sinking Fund, 6.563% due
                   07/28/11(v)...........................     B2/NR              339,184

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
BULGARIA (CONTINUED)
$       449,000  Republic of Bulgaria, Series B, Callable
                   07/28/98, 7.063% due 07/28/24(v)......     B2/NR      $       368,719
                                                                         ---------------
                                                                               1,076,403
                                                                         ---------------

ECUADOR (0.2%)
        778,869  Republic of Ecuador Global Bearer PDI
                   Bonds, Callable 08/28/98, Sinking
                   Fund, 6.625% due 02/27/15(v)..........     B1/NR              498,476
                                                                         ---------------

KOREA (0.6%)
      1,320,000  Republic of Korea, 8.875% due
                   04/15/08..............................     NR/BB+           1,287,000
                                                                         ---------------

MEXICO (1.3%)
      2,250,000  United Mexican States Global Bonds,
                   11.375% due 09/15/16..................     Ba2/BB           2,641,050
                                                                         ---------------

MOROCCO (0.2%)
        550,000  Government of Morroco -- Restructuring &
                   Consolidation Agreement, Series A,
                   Sinking Fund, 6.656% due
                   01/01/09(v)...........................     NR/NR              489,500
                                                                         ---------------

PANAMA (0.3%)
        700,000  Republic of Panama, 8.25% due
                   04/22/08..............................    Ba1/BB+             688,625
                                                                         ---------------

PERU (0.3%)
        825,000  Republic of Peru PDI, Sinking Fund,
                   4.00% due 03/07/17(v).................     NR/NR              561,000
                                                                         ---------------

RUSSIA (2.3%)
        500,000  City of Moscow, (144A), 9.50% due
                   05/31/00(s)...........................    Ba3/BB-             488,750
         85,000  Ministry of Finance Russia, (144A),
                   9.25% due 11/27/01....................    Ba3/BB-              83,300
        317,000  Ministry of Finance Russia, (144A),
                   10.00% due 06/26/07...................    Ba3/BB-             305,525
      1,695,000  Russia IAN, Sinking Fund, 6.719% due
                   12/15/15(v)...........................     NR/NR            1,220,400
      3,900,000  Russia Principal Loans, Sinking Fund,
                   6.719% due 12/15/20(v)................     NR/NR            2,476,500
                                                                         ---------------
                                                                               4,574,475
                                                                         ---------------

VENEZUELA (1.7%)
      1,190,476  Republic of Venezuela DCB, Series DL,
                   Callable 06/04/98, Sinking Fund,
                   6.813% due 12/18/07(v)................     Ba2/B+           1,068,452
        428,570  Republic of Venezuela FLIRB, Series A,
                   Callable 09/30/98, 6.625% due
                   03/31/07(v)...........................     Ba2/B+             383,056
        429,705  Republic of Venezuela FLIRB, Series B,
                   Callable 09/30/98, Sinking Fund,
                   6.625% due 03/31/07(v)................     Ba2/B+             384,070

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
VENEZUELA (CONTINUED)
$     1,700,000  Republic of Venezuela Global Bonds,
                   9.25% due 09/15/27....................     Ba2/B+     $     1,503,650
                                                                         ---------------
                                                                               3,339,228
                                                                         ---------------
                     TOTAL SOVEREIGN BONDS (COST
                       $32,670,768)......................                     33,366,217
                                                                         ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (13.9%)
FEDERAL HOME LOAN MORTGAGE CORP.
      6,025,000  Series 194, Class IO, 6.50% due
                   04/01/28..............................                      1,950,594
      6,025,000  Series 194, Class PO, 0.00% due
                   04/01/28..............................                      4,025,453
                                                                         ---------------
                                                                               5,976,047
                                                                         ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
      1,312,280  6.00% due 03/01/28......................                      1,267,623
      2,588,323  6.00% due 04/01/28......................                      2,500,165
      3,970,000  Dwarf TBA, 6.50% due 12/01/27...........                      3,983,647
JPY  40,000,000  2.125% due 10/09/07.....................                        312,382
      6,020,000  TBA May, 7.00% due 01/01/99.............                      6,130,994
      2,000,000  TBA May, 7.50% due 01/01/99.............                      2,053,125
                                                                         ---------------
                                                                              16,247,936
                                                                         ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
        188,968  7.50% due 06/15/25......................                        194,030
        850,056  7.50% due 02/15/27......................                        873,356
        251,230  7.50% due 03/15/27......................                        258,071
        936,612  7.50% due 05/15/27......................                        962,182
        477,593  7.50% due 08/15/27......................                        490,669
        908,972  7.50% due 10/15/27......................                        933,915
      1,292,721  7.50% due 12/15/27......................                      1,328,257
        494,206  7.50% due 02/15/28......................                        507,796
         47,212  7.50% due 03/15/28......................                         48,510
                                                                         ---------------
                                                                               5,596,786
                                                                         ---------------
                     TOTAL U.S. GOVERNMENT AGENCY
                       OBLIGATIONS (COST $27,817,962)....                     27,820,769
                                                                         ---------------

U.S. TREASURY OBLIGATIONS (1.3%)
U.S. TREASURY NOTES (1.3%)
        210,000  5.50% due 02/15/08......................                        207,325
        350,000  5.75% due 12/31/98......................                        350,714
         80,000  6.00% due 09/30/98......................                         80,211
      1,400,000  6.25% due 02/28/02(s)...................                      1,427,902

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P
   PRINCIPAL                                                  RATING
  AMOUNT{::}               SECURITY DESCRIPTION            (UNAUDITED)        VALUE
---------------  ----------------------------------------  ------------  ---------------
U.S. TREASURY NOTES (CONTINUED)
$       475,000  6.875% due 05/15/06.....................                $       508,682
                                                                         ---------------
                                                                               2,574,834
                                                                         ---------------
                     TOTAL U.S. TREASURY OBLIGATIONS
                       (COST $2,587,957).................                      2,574,834
                                                                         ---------------

    SHARES
--------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
REAL ESTATE INVESTMENT TRUSTS (0.1%)
          3000  Simon DeBartolo Group, Inc. (cost
                  $147,750).............................                        147,000
                                                                        ---------------

  PRINCIPAL
    AMOUNT
--------------
SHORT-TERM INVESTMENTS (11.2%)
U.S. TREASURY OBLIGATIONS (0.1%)
$      110,000  U.S. Treasury Bills, 5.235% due 07/23/98(y)...........          108,691
                                                                        ---------------

TIME DEPOSITS (1.2%)
     2,500,000  State Street Bank & Trust Co. London, 5.44% due
                  05/07/98............................................        2,500,000
                                                                        ---------------
REPURCHASE AGREEMENT (9.9%)
    19,954,000  State Street Bank and Trust Co. 5.00% dated 4/30/98 due 5/01/98; proceeds $19,956,771 (collateralized by
                  $1,065,000, U.S. Treasury Notes, 6.125% due 9/30/00
                  valued at $1,080,996; $855,000, U.S. Treasury Notes,
                  6.25% due 6/30/98, valued at $874,317; $3,910,000,
                  U.S. Treasury Notes, 6.625% due 6/30/01, valued at
                  $4,095,725; $11,990,000, U.S. Treasury Notes, 7.125%
                  due 9/30/99, valued at $12,299,822; $1,515,000, U.S.
                  Treasury Bonds, 8.875% due 8/15/17, valued at
                  $2,016,870).........................................       19,954,000
                                                                        ---------------
                    TOTAL SHORT-TERM INVESTMENTS (COST $22,562,720)...       22,562,691
                                                                        ---------------
                TOTAL INVESTMENTS (COST $213,013,314) (107.0%)........      215,693,210
                LIABILITIES IN EXCESS OF OTHER ASSETS (-7.0%).........      (14,069,868)
                                                                        ---------------
                NET ASSETS (100.0%)...................................  $   201,623,342
                                                                        ---------------
                                                                        ---------------

------------------------------
Note: Based on the cost of investments of $213,349,391 for Federal Income Tax purposes at April 30, 1998, the aggregate gross unrealized appreciation and depreciation was $3,270,186 and $926,369, respectively, resulting in net unrealized appreciation of $2,343,817.
(f) Fair valued security. Approximately 4% of the market value of the securities have been valued at fair value. (See Note 1a)
(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $22,867,735 of the market value has been segregated.
(t) All or a portion of the security has been segregated as collateral for when issued securities.
(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.
(y) Yield to maturity.
{::} Denominated in USD unless otherwise indicated.
144A -- Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

AUD -- Australian Dollar.

C -- Capitalization.

CAD -- Canadian Dollar.

CHF -- Swiss Franc.

CSTR -- Collateral Strip Rate.

DCB -- Debt Conversion Bonds.

DEM -- German Mark.

DKK -- Danish Krone.

EI -- Eligible Interest.

FLIRB -- Front Loaded Interest Reduction Bonds.

FRB -- Floating Rate Bond.

FRN -- Floating Rate Note.

FRF -- French Franc.

GBP -- British Pound.

IAN -- Interest in Arrears Note.

IO -- Interest Only.

JPY -- Japanese Yen.

MTN -- Medium Term Note.

MYFDA -- Multi-Year Refinancing Agreement.

NMB -- New Money Bond.

NR -- Not Rated.

PDI -- Past due Interest.

PO -- Principal Only.

Pre-refunded -- Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issuance in treasury securities, whose maturity coincides with the first call date of the first bond.

REMIC -- Real Estate Mortgage Investment Conduit.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $213,013,314 )          $215,693,210
Cash                                                      3,097
Foreign Currency at Value (Cost $705,809 )              705,180
Receivable for Investments Sold                       4,918,891
Interest Receivable                                   2,540,486
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,046,223
Deferred Organization Expenses                           13,726
Prepaid Expenses and Other Assets                         1,222
                                                   ------------
    Total Assets                                    224,922,035
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    22,321,307
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    779,179
Advisory Fee Payable                                     73,035
Variation Margin Payable                                 69,500
Custody Fee Payable                                      18,134
Organization Expenses Payable                             6,700
Administrative Services Fee Payable                       4,722
Fund Services Fee Payable                                   638
Administration Fee Payable                                  234
Accrued Trustees' Fees and Expenses                          16
Accrued Expenses                                         25,228
                                                   ------------
    Total Liabilities                                23,298,693
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $201,623,342
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $3,688 )                                                   $5,983,814
EXPENSES
Advisory Fee                                       $  342,898
Custodian Fees and Expenses                            77,555
Professional Fees and Expenses                         25,191
Administrative Services Fee                            22,710
Fund Services Fee                                       2,326
Amortization of Organization Expense                    1,754
Administration Fee                                      1,147
Trustees' Fees and Expenses                             1,074
Miscellaneous                                           3,955
                                                   ----------
    Total Expenses                                    478,610
Less: Reimbursement of Expenses                        (3,339)
                                                   ----------
NET EXPENSES                                                       475,271
                                                                ----------
NET INVESTMENT INCOME                                            5,508,543
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                             122,944
  Futures Contracts                                  (184,099)
  Foreign Currency Contracts and Transactions          12,483
                                                   ----------
    Net Realized Loss                                              (48,672)
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       2,443,569
  Futures Contracts                                   133,862
  Foreign Currency Contracts and Translations         299,228
                                                   ----------
    Net Change in Unrealized Appreciation                        2,876,659
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $8,336,530
                                                                ----------
                                                                ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          FOR THE SIX      FOR THE PERIOD
                                          MONTHS ENDED     MARCH 17, 1997
                                           APRIL 30,      (COMMENCMENT OF
                                              1998      OPERATIONS) THROUGH
                                          (UNAUDITED)     OCTOBER 31, 1997
                                          ------------  --------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $  5,508,543     $  3,355,461
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                             (48,672)         566,692
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign
  Currency Contracts and Translations        2,876,659            2,143
                                          ------------  --------------------
    Net Increase in Net Assets Resulting
      from Operations                        8,336,530        3,924,296
                                          ------------  --------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS
Contributions                              104,344,655      102,199,631
Withdrawals                                (11,438,745)      (5,843,035)
                                          ------------  --------------------
    Net Increase from Investors'
      Transactions                          92,905,910       96,356,596
                                          ------------  --------------------
    Total Increase in Net Assets           101,242,440      100,280,892
NET ASSETS
Beginning of Period                        100,380,902          100,010
                                          ------------  --------------------
End of Period                             $201,623,342     $100,380,902
                                          ------------  --------------------
                                          ------------  --------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                          FOR THE PERIOD
                                                          MARCH 17, 1997
                                                         (COMMENCEMENT OF
                                            FOR THE        OPERATIONS)
                                        SIX MONTHS ENDED     THROUGH
                                         APRIL 30, 1998  OCTOBER 31, 1997
                                          (UNAUDITED)      (UNAUDITED)
                                        ---------------- ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                    0.62%(a)         0.65%(a)
  Net Investment Income                       7.23%(a)         7.09%(a)
  Decrease Reflected in Expense Ratio
    due to Expense Reimbursement              0.00%(a)(c)       0.15%(a)
Portfolio Turnover                             123%(b)          212%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

(c) Less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Portfolio (the "portfolio") is one of two subtrusts (portfolios) comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on March 17, 1997 and received a contribution of certain assets and liabilities including securities, with a value of $41,072,730 on that date from the J.P. Morgan Institutional Global Strategic Income Fund (formerly The JPM Institutional Global Strategic Income Fund) in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of fixed income securities of foreign and domestic issuers. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for each security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 1998, the portfolio had open forward foreign currency contracts as follows:

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
                                                      VALUE        4/30/98     (DEPRECIATION)
                                                   -----------   -----------   --------------
PURCHASE CONTRACTS
Australian Dollar 522,875 expiring 6/29/98.......  $   347,895   $   341,298   $      (6,597)
British Pound 3,456,926 expiring 6/29/98.........    5,710,857     5,763,321          52,464
British Pound 1,682,577 expiring 9/24/98.........    2,802,735     2,795,001          (7,734)
British Pound 234,290 for FRF 2,363,991 expiring
 9/24/98.........................................      395,983       389,190          (6,793)
British Pound 47,478 for DEM 142,024 expiring
 9/24/98.........................................       79,772        78,867            (905)
Canadian Dollar 3,721,383 expiring 6/29/98.......    2,615,338     2,604,984         (10,354)
Canadian Dollar 985,844 expiring 9/24/98.........      698,685       691,162          (7,523)
Danish Krone 5,281,920 expiring 6/29/98..........      763,063       774,127          11,064
Danish Krone 1,339,410 expiring 9/24/98..........      194,852       197,029           2,177
French Franc 64,196,154 expiring 6/29/98.........   10,572,311    10,704,433         132,122
French Franc 17,382,170 expiring 9/24/98.........    2,880,752     2,911,618          30,866
German Mark 12,249,700 expiring 6/29/98..........    6,758,850     6,849,270          90,420
German Mark 171,183 for GBP 58,512 expiring
 6/29/98.........................................       97,549        95,715          (1,834)
German Mark 59,993 for SEK 269,638 expiring
 6/29/98.........................................       34,906        33,544          (1,362)
German Mark 8,272,231 expiring 9/24/98...........    4,593,191     4,646,339          53,148
Italian Lira 808,839,938 expiring 6/29/98........      463,426       456,859          (6,567)
Japanese Yen 717,720,474 expiring 6/29/98........    5,610,702     5,478,201        (132,501)
Japanese Yen 319,304,275 expiring 9/24/98........    2,501,572     2,467,994         (33,578)
Mexican Peso 4,574,250 expiring 6/26/98..........      500,000       523,208          23,208
Mexican Peso 3,220,000 expiring 9/22/98..........      362,083       372,384          10,301
New Zealand Dollar 779,423 expiring 6/29/98......      439,088       430,771          (8,317)
New Zealand Dollar 779,423 expiring 9/24/98......      427,124       428,005             881
Swedish Krona 12,763,831 expiring 6/29/98........    1,604,000     1,652,318          48,318
Swiss Franc 430,388 expiring 6/29/98.............      293,030       288,991          (4,039)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT     VALUE AT     APPRECIATION/
                                                      VALUE        4/30/98     (DEPRECIATION)
                                                   -----------   -----------   --------------
SALES CONTRACTS
Australian Dollar 522,875 expiring 6/29/98.......  $   355,685   $   341,298   $      14,387
Australian Dollar 2,017,099 expiring 9/24/98.....    1,355,069     1,319,270          35,799
British Pound 3,329,573 expiring 6/29/98.........    5,413,053     5,551,000        (137,947)
British Pound 2,227,848 expiring 9/24/98.........    3,691,210     3,700,775          (9,565)
Canadian Dollar 3,721,383 expiring 6/29/98.......    2,615,812     2,604,984          10,828
Canadian Dollar 1,290,761expiring 9/24/98........      913,425       904,935           8,490
Danish Krone 5,281,920 expiring 6/29/98..........      772,368       774,127          (1,759)
Danish Krone 5,978,730 expiring 9/24/98..........      866,729       879,477         (12,748)
French Franc 64,196,154 expiring 6/29/98.........   10,643,689    10,704,433         (60,744)
French Franc 55,164,532 expiring 9/24/98.........    9,153,075     9,240,392         (87,317)
German Mark 12,480,876 expiring 6/29/98..........    6,968,564     6,978,529          (9,965)
German Mark 199,000 expiring 8/5/98..............      114,086       111,480           2,606
German Mark 106,296 expiring 8/12/98.............       60,000        59,569             431
German Mark 21,243,191 expiring 9/24/98..........   11,818,945    11,931,857        (112,912)
Italian Lira 808,839,938 expiring 6/29/98........      463,397       456,859           6,538
Japanese Yen 717,720,504 expiring 6/29/98........    5,749,053     5,478,202         270,851
Japanese Yen 940,286,113 expiring 9/24/98........    7,387,099     7,267,739         119,360
Mexican Peso 4,574,250 expiring 6/26/98..........      523,208       523,208        --
Mexican Peso 3,220,000 expiring 9/22/98..........      372,383       372,383        --
New Zealand Dollar 779,423 expiring 6/29/98......      451,042       430,771          20,271
New Zealand Dollar 779,423 expiring 9/24/98......      436,126       428,005           8,121
Swedish Krona 12,494,193 expiring 6/29/98........    1,578,397     1,617,413         (39,016)
Swiss Franc 430,388 expiring 6/29/98.............      299,218       288,991          10,227
Swiss Franc 430,388 expiring 9/24/98.............      295,968       291,725           4,243
                                                                               --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $     267,044
                                                                               --------------
                                                                               --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place will be fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At April 30, 1998, the portfolio had open futures contracts as follows:

SUMMARY OF OPEN CONTRACTS AT APRIL 30, 1998

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
U.S. Long Bond, expiring June 1998...............             53    $     (54,799)   $     6,426,392
                                                   --------------   --------------   ----------------
Totals...........................................             53    $     (54,799)   $     6,426,392
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED
                                                                     APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT   (DEPRECIATION)     OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Long Bond, expiring June 1998...............              31    $      11,810    $    14,290,451
U.S. Ten Year Note, expiring June 1998...........             127           26,764          3,738,591
                                                   ---------------   --------------   ----------------
Totals...........................................             158    $      38,574    $    18,029,042
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   f ) The portfolio may engage in swap transactions, specifically interest rate, currency, index and total return swaps. The portfolio will use these transactions to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. An interest rate swap is an agreement between two parties to exchange interest payments on a specified amount ("the notional amount") for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Risks associated with swap transactions include the ability of counterparties to meet the terms of their contracts, and the amount of the portfolio's potential gain or loss on swap transaction is not subject to any fixed limit.

   g) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign witholding taxes at various rates.

   i) The portfolio incurred organization expenses in the amount of $17,700. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   j) Expenses incurred by the Series Portfolio II with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.45% of the portfolio's average daily net assets. For the six months ended April 30, 1998, this fee amounted to $342,898.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $1,147.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certaim other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the six months ended April 30, 1998, the fee for these services amounted to $22,710.

      In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.65% of the average daily net assets of the portfolio through February 28, 1999. For the six months ended April 30, 1998, Morgan has agreed to reimburse the portfolio $3,339 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $2,326 for the six months ended April 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds (formerly the JPM Pierpont Funds), the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds), the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1998 were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $110,592,721   $ 91,928,032
Corporate and Collateralized Mortgage
 Obligations.....................................   163,295,270     83,449,845
                                                   ------------   ------------
                                                   $273,887,991   $175,377,877
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS

   PRIME MONEY MARKET FUND

   TREASURY MONEY MARKET FUND

   FEDERAL MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   SHORT TERM BOND FUND

   BOND FUND

   INTERNATIONAL BOND FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   NEW YORK TOTAL RETURN BOND FUND

   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   TAX AWARE DISCIPLINED EQUITY FUND:

     INSTITUTIONAL SHARES

   INTERNATIONAL EQUITY FUND

   EUROPEAN EQUITY FUND

   JAPAN EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN
FUNDS SERVICES AT
(800) 766-7722.


J.P. MORGAN
INSTITUTIONAL
GLOBAL STRATEGIC
INCOME FUND


SEMI-ANNUAL REPORT
APRIL 30, 1998